                        LETTERHEAD OF KANE KESSLER, P.C.
                           1350 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                                February 19, 2004


Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, FL 32250

         Re: Registration Statement on Form S-4 of Armor Holdings, Inc.

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and the Subsidiary Guarantors listed on Exhibit A attached hereto (the "Subsidiary Guarantors"), in connection with the preparation of the Registration Statement on Form S-4, File No. 333-111742 (the "Registration Statement"), filed on January 7, 2004 on behalf of the Company and the Subsidiary Guarantors with the Securities and Exchange Commission (the "Commission") and Amendment No. 1 thereto filed on the date hereof (the "Amendment") relating to the Company's offer to exchange $150 million aggregate principal amount of its 8 1/4% Senior Subordinated Notes due 2013 (the "New Notes"), which is being registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 8 1/4% Senior Subordinated Notes due 2013, which were issued to Wachovia Capital Markets, LLC in a private placement (the "Old Notes"), all as more fully described in the Registration Statement and the Amendment. The New Notes will be issued under the Indenture, dated as of August 12, 2003, as supplemented by the First Supplemental Indenture dated as of September 30, as further supplemented by the Second Supplemental Indenture dated as of December 9, and as further supplemented by the Third Supplemental Indenture dated as of December 24, 2003 (collectively, the "Indenture"), among the Company, the Subsidiary Guarantors and Wachovia Bank, National Association, as trustee (the "Trustee"). The Old Notes were issued under the Indenture. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the prospectus (the "Prospectus") contained in the Registration Statement as amended by the Amendment. The guarantees by the Subsidiary Guarantors with respect to the

New Notes are collectively referred to herein as the "Guarantees."

         In connection with this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement, in the form filed with the Commission on January 7, 2004, and the Amendment, in the form to be filed with the Commission on the date hereof; (ii) the certificate of incorporation, the certificate of limited partnership or the certificate of formation, as the case may be, as currently in effect, of the Company and each of the Subsidiary Guarantors; (iii) the By-laws, operating agreements or the agreement of limited partnership, as the case may be, as currently in effect, of the Company and each of the Subsidiary Guarantors; (iv) the Indenture; (v) the forms of the Old Notes and the New Notes; (vi) resolutions of the Board of Directors of the Company and the Board of Directors, the managing members or the partners, as the case may be, of each of the Subsidiary Guarantors relating to, among other things, the issuance and exchange of the New Notes for the Old Notes and the filing of the Registration Statement and the Amendment; and (vii) records of certain of the Company's and Subsidiary Guarantors' corporate proceedings as reflected in their respective minute books and other records and documents that we have deemed necessary for purposes of this opinion. We also have examined and relied upon such other documents, corporate records, certificates, instruments and other information, as we have deemed necessary or appropriate as a basis for the opinions set forth below. We have also assumed that, with respect to any court of a jurisdiction other than New York that may rule on an issue, the choice of New York law as the proper law to govern the New Notes and the Indenture will be, where applicable, given effect by the courts of any jurisdiction other than New York, and applied by such courts in proceedings relating to the New Notes and the Indenture.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of the Subsidiary Guarantors at all relevant times will be such as will permit the authorization, execution and performance of the Guarantees under applicable law. As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of the Company and the Subsidiary Guarantors, public officials and others.

         Based upon and subject to the foregoing and the statements contained herein, we are of the opinion that:

         1. The issuance and exchange of the New Notes for the Old Notes have been duly authorized by requisite corporate action on the part of the Company.

         2. When (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), shall have become effective under the Securities Act, (ii) the New Notes are duly executed and authenticated in accordance with the provisions of the Indenture, and (iii) the New Notes shall have been issued and delivered in exchange for the Old Notes pursuant to the terms set forth in the Prospectus, the New Notes and the Guarantees will be the valid and binding obligation of the Company and the Subsidiary Guarantors, as the case may be, entitled to the benefits of the Indenture and enforceable against the Company and the Subsidiary Guarantors, as the case may be, in accordance with their terms, except to the extent that the enforceability thereof may be limited by (w) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally;
              (x) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (y) provisions of the New Notes and the Guarantees may be unenforceable where (i) the breach of such provisions imposes restrictions or burdens upon the Company and/or the Subsidiary Guarantors, and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the holders of the New Notes (the "Noteholders"), (ii) the Noteholders' enforcement of such provisions under the circumstances would violate the Noteholders' implied covenant of good faith and fair dealing, (iii) the breach of such provision is not a material breach of a material covenant or provision, or (iv) enforcement thereof would violate public policy; and (z) the effect of statutes and rules of law which cannot be waived prospectively by the Company and/or the Subsidiary Guarantors.

         We hereby consent to the use of this opinion as an exhibit to the Amendment and to the reference to us under the heading "Legal Matters" in the Prospectus which forms a part thereof. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder.

         We are qualified to practice law in the State of New York and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the State of New York and the General Corporation Law of the State of Delaware. In rendering the opinions expressed herein, we have relied on matters relating to (i) Texas law on the opinion of the Law Office of Adrienne Bond, Esq., subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit B, with respect to B-Square, Inc., a Texas corporation; (ii) New Hampshire law on the opinion of Sheehan Phinney Bass & Green, P.A., subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit C, with respect to Casco International, Inc., a New Hampshire corporation, Monadnock Lifetime Products, Inc., a New Hampshire corporation, and Monadnock Police Training Council, Inc., a New Hampshire corporation; (iii) California law on the opinion of Inglis, Ledbetter & Gower LLP, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit D, with respect to NAP Properties, Ltd., a California limited partnership, NAP Property Managers, LLC, a California limited liability company, Safari Land Ltd., Inc., a California corporation, Safariland Government Sales, Inc., a California corporation, and Hatch Imports, Inc., a California corporation; (iv) Massachusetts law on the opinion of Lawson & Weitzen LLP, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit E, with respect to Pro-Tech Armored Products of Massachusetts, Inc., a Massachusetts corporation; (v) Ohio law on the opinion of Porter Wright Morris & Arthur LLP, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit F, with respect to The O'Gara Company, an Ohio corporation; and (vi) Arizona law on the opinion of Snell & Wilmer L.L.P., subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit G, with respect to Simula, Inc., an Arizona corporation, Simula Aerospace & Defense Group, Inc., an Arizona corporation, International Center for Safety Education, Inc., an Arizona corporation, Simula Polymers Systems, Inc., an Arizona corporation, Simula Technologies, Inc., an Arizona corporation, AI Capital Corp., an Arizona corporation, Simula Transportation Equipment Corporation, an Arizona corporation, CCEC Capital Corp., an Arizona corporation, SAI Capital Corp., an Arizona corporation, and ASD Capital Corp., an Arizona corporation. We express no opinion as to the application of the securities or blue sky laws of the various states to the issuance or exchange of the New Notes.

         This opinion letter is limited to the specific legal maters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations. We undertake no responsibility to update or supplement this letter after the date hereof.


                                                Very truly yours,


                                                KANE KESSLER, P.C.
                                                By: /s/ Jeffrey S. Tullman
                                                    ----------------------
                                                    Jeffrey S. Tullman
                                                    Partner

                                    EXHIBIT A

--------------------------------------------------------------------------------



                                                      STATE OF INCORPORATION
                                                         OR ORGANIZATION
NAME
--------------------------------------------------------------------------------
911EP, Inc.                                                          Delaware
--------------------------------------------------------------------------------
AHI Bulletproof Acquisition Corp.                                    Delaware
--------------------------------------------------------------------------------
AHI Properties I, Inc.                                               Delaware
--------------------------------------------------------------------------------
AI Capital Corp.                                                     Arizona
--------------------------------------------------------------------------------
Armor Brands, Inc.                                                   Delaware
--------------------------------------------------------------------------------
ArmorGroup Services, LLC                                             Delaware
--------------------------------------------------------------------------------
Armor Holdings Forensics, Inc.                                       Delaware
--------------------------------------------------------------------------------
Armor Holdings GP, LLC                                               Delaware
--------------------------------------------------------------------------------
Armor Holdings LP, LLC                                               Delaware
--------------------------------------------------------------------------------
Armor Holdings Mobile Security, L.L.C.                               Delaware
--------------------------------------------------------------------------------
Armor Holdings Payroll Services, LLC                                 Delaware
--------------------------------------------------------------------------------
Armor Holdings Products, Inc.                                        Delaware
--------------------------------------------------------------------------------
Armor Holdings Properties, Inc.                                      Delaware
--------------------------------------------------------------------------------
Armor Safety Products Company                                        Delaware
--------------------------------------------------------------------------------
ASD Capital Corp.                                                    Arizona
--------------------------------------------------------------------------------
B-Square, Inc.                                                        Texas
--------------------------------------------------------------------------------
Break-Free Armor Corp.                                               Delaware
--------------------------------------------------------------------------------
Break-Free, Inc.                                                     Delaware
--------------------------------------------------------------------------------
Casco International, Inc.                                         New Hampshire
--------------------------------------------------------------------------------
CCEC Capital Corp.                                                   Arizona
--------------------------------------------------------------------------------
CDR International, Inc.                                              Delaware
--------------------------------------------------------------------------------
Defense Technology Corporation of America                            Delaware
--------------------------------------------------------------------------------
Hatch Imports, Inc.                                                 California
--------------------------------------------------------------------------------
Identicator, Inc.                                                    Delaware
--------------------------------------------------------------------------------
International Center for Safety Education, Inc.                      Arizona
--------------------------------------------------------------------------------
Monadnock Lifetime Products, Inc.                                    Delaware
--------------------------------------------------------------------------------
Monadnock Lifetime Products, Inc.                                 New Hampshire
--------------------------------------------------------------------------------
Monadnock Police Training Council, Inc.                           New Hampshire
--------------------------------------------------------------------------------
NAP Properties, Ltd.                                                California
--------------------------------------------------------------------------------
NAP Property Managers, LLC                                          California
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                      STATE OF INCORPORATION
                                                         OR ORGANIZATION
NAME
--------------------------------------------------------------------------------
Network Audit Systems, Inc.                                          Delaware
--------------------------------------------------------------------------------
New Technologies Armor, Inc.                                         Delaware
--------------------------------------------------------------------------------
O'Gara-Hess & Eisenhardt Armoring Company, L.L.C.                    Delaware
--------------------------------------------------------------------------------
Pro-Tech Armored Products of Massachusetts, Inc.                  Massachusetts
--------------------------------------------------------------------------------
Ramtech Development Corp.                                            Delaware
--------------------------------------------------------------------------------
Safari Land Ltd., Inc.                                              California
--------------------------------------------------------------------------------
Safariland Government Sales, Inc.                                   California
--------------------------------------------------------------------------------
SAI Capital Corp.                                                    Arizona
--------------------------------------------------------------------------------
Simula Aerospace & Defense Group, Inc.                               Arizona
--------------------------------------------------------------------------------
Simula, Inc.                                                         Arizona
--------------------------------------------------------------------------------
Simula Polymers Systems, Inc.                                        Arizona
--------------------------------------------------------------------------------
Simula Technologies, Inc.                                            Arizona
--------------------------------------------------------------------------------
Simula Transportation Equipment Corporation                          Arizona
--------------------------------------------------------------------------------
Speedfeed Acquisition Corp.                                          Delaware
--------------------------------------------------------------------------------
The O'Gara Company                                                     Ohio
--------------------------------------------------------------------------------

                                    EXHIBIT B

             LETTERHEAD OF LAW OFFICE OF ADRIENNE RANDLE BOND, ESQ.
                                 2014 BISSONNET
                              HOUSTON, TEXAS 77005



                                February 19, 2004


Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

              Re: Registration Statement on Form S-4 of Armor Holdings, Inc.

 Ladies and Gentlemen:

         I have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and B-Square, Inc., a Texas corporation (the "Subsidiary Guarantor"), in connection with the preparation of the Registration Statement on Form S-4, File No. 333-111742 (the "Registration Statement"), filed on January 7, 2004 and Amendment No.1 thereto filed on the date hereof (the "Amendment") on behalf of the Company, the Subsidiary Guarantor and certain other subsidiaries of the Company as set forth in the Registration Statement and the Amendment (the "Subsidiaries") with the Securities and Exchange Commission (the "Commission") relating to the Company's offer to exchange $150 million aggregate principal amount of its 8 1/4% Senior Subordinated Notes due 2013 (the "New Notes"), which is being registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 8 1/4% Senior Subordinated Notes due 2013 (the "Old Notes"), which were issued in a private placement pursuant to Rule 144A and Regulation S under the Securities Act, all as more fully described in the Registration Statement and the Amendment. The New Notes will be issued under the Indenture, dated as of August 12, 2003, as supplemented by the First Supplemental Indenture dated as of September 30, 2003, as further supplemented by the Second Supplemental Indenture dated as of December 9, 2003, and as further supplemented by the Third Supplemental Indenture dated as of December 24, 2003 (collectively, the "Indenture"), among the Company, the Subsidiary Guarantor, the Subsidiaries and Wachovia Bank, National Association, as trustee (the "Trustee"). The Old Notes were issued under the Indenture on August 12, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the prospectus (the "Prospectus") contained in the Registration Statement. B-Square, Inc., is referred to as the "Subsidiary Guarantor," and the guarantee by the Subsidiary Guarantor with respect to the

New Notes is referred to as the "Guarantee."

          In connection with this opinion letter, I have examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction, of (i) the Registration Statement in the form filed with the Commission on January 7, 2004 and the Amendment in the form to be filed with the Commission on the date hereof, (ii) the articles of incorporation currently in effect of the Subsidiary Guarantor; (iii) the Bylaws currently in effect of the Subsidiary Guarantor; (iv) the Indenture; (v) the form of the Old Notes and the New Notes; and (vi) resolutions of the Board of Directors of the Subsidiary Guarantor relating to, among other things, the issuance and exchange of the New Notes for the Old Notes and the filing of the Registration Statement and the Amendment; and (vii) records of certain of the Subsidiary Guarantor's corporate proceedings as reflected in its minute book. I also have examined and relied upon certificates of public officials, and a certificate of an officer of the Subsidiary Guarantor as I have deemed necessary or appropriate as a basis for the opinions set forth below.

         In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of the Subsidiary Guarantor at all relevant times will be such as will permit the authorization, execution and performance of the Guarantee under applicable law. I have also assumed that the Registration Statement, the Amendment, the Indenture, the New Notes and the Guarantee (the "Documents") have been duly authorized, executed and delivered by each party other than the Subsidiary Guarantor and that the Documents are valid, binding and enforceable against each party that is not the Subsidiary Guarantor. I also assume that all parties to the documents will act in accordance with applicable standards of commercial reasonableness and good faith and fair dealing and that there has not been mutual mistake of fact, fraud, duress or undue influence. As to certain facts material to this opinion, I have relied, without independent verification, upon written statements and representations of an officer of the Subsidiary Guarantor and public officials.

         Based upon and subject to the foregoing and the statements contained herein, I am of the opinion that:

              1. The Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas.

              2. The Subsidiary Guarantor has all requisite corporate power and corporate authority under the laws of the State of Texas to own and operate its properties and carry on its business as now conducted and to perform its obligations under the Guarantee.

              3. The execution and delivery of the Guarantee by the Subsidiary Guarantor and the performance of its obligations under the Guarantee have been duly authorized by all requisite corporate action on the part of the Subsidiary Guarantor.

              4. The Guarantee is a valid and binding obligation of the Subsidiary Guarantor entitled to the benefits of the Indenture.

         The opinions as to the enforceability of the Guarantee is subject to
(i) principles of equity, (ii) the availability of certain equitable remedies,
(iii) bankruptcy, insolvency, moratorium and other laws applicable to creditors' rights or the collection of debtors' obligations generally, and (iv) fraudulent conveyance laws. This opinion expressly excludes any opinions with respect to the laws of usury in the State of Texas. With respect to my opinions, I have not undertaken any special examination of the files of the Subsidiary Guarantor, other than a review of the Documents and the corporate records of the Subsidiary Guarantor described above. I have, as to matters of fact and with respect to any documents or records other than those listed immediately above, relied upon the representations and warranties of an officer of the Subsidiary Guarantor delivered in connection with the delivery of this opinion.

         I express no opinion as to the availability or enforceability of the following provisions and remedies: (i) equitable remedies, including specific performance and the appointment of a receiver; (ii) self-help remedies; (iii) provisions relating to waivers by the Subsidiary Guarantor or precluding the Subsidiary Guarantor from asserting certain claims or defenses or from obtaining certain rights and remedies; (iv) provisions relating to subrogation rights, severability, delay or omission of enforcement of rights or remedies, indemnification, to the extent that such indemnification would be against public policy or such indemnification provisions purport to indemnify any persons against violations of securities laws or their own gross negligence or willful misconduct; (v) provisions purporting to establish evidentiary standards for suits or proceedings to enforce the Guarantee; (vi) provisions limiting the ability of the parties to modify the Guarantee and the underlying documents, except by written agreement; (vii) rights of setoff against funds in favor of persons who do not have possession of such funds or are not the owners and holders of the obligations against which the offset is made; and (viii) any provision in the Guarantee purporting to preserve the remedies available to a party as nonexclusive or distinct, separate and cumulative. Enforcement of obligations under the Guarantee may also be limited by constitutional limitations of notice and due process requirements under the United States Constitution and any other laws limiting the rights of creditors to repossess, foreclose or otherwise realize upon the property of a debtor without appropriate notice or hearing. This opinion is limited to the enforceability of the Guarantee on the date hereof and does not apply to any other documents or instruments executed by the Subsidiary Guarantor after the date hereof in connection with the Documents or the transactions funded by the Documents.

         I am qualified to practice law in the State of Texas, and do not purport to be an expert on, or to express any opinion herein concerning any law, other than the laws of the State of Texas and the Texas Business Corporation Act.

        This opinion letter is limited to the specific legal matters expressly set forth herein and solely with respect to the Subsidiary Guarantor, and no opinion is expressed or implied with respect to any matter not expressly stated herein. This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations, and I have no duty to update these opinions. I consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion filed as an exhibit to the Amendment.


                                          Very truly yours,


                                          /s/ Adrienne Randle Bond
                                          -----------------------------
                                          Adrienne Randle Bond

                                    EXHIBIT C

                LETTERHEAD OF SHEEHAN PHINNEY BASS + GREEN, P.A.
                         1000 ELM STREET, P.O. BOX 3701
                      MANCHESTER, NEW HAMPSHIRE 03101-3701




                                February 19, 2004



Armor Holdings, Inc.
1400 Marsh Landing Parkway
Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

         Re: Registration Statement on Form S-4 of Armor Holdings, Inc.

Ladies and Gentlemen:

         We have acted as special New Hampshire counsel to the NH Subsidiary Guarantors (as defined below) for the limited purpose of rendering the legal opinions set forth herein in connection with the preparation of the Registration Statement on Form S-4, File No. 333-111742 filed on January 7, 2004, as amended by Amendment No. 1 thereto filed on the date hereof (the "Amendment" and, as so amended, the "Registration Statement"), on behalf of Armor Holdings, Inc., a Delaware corporation (the "Company"), and the Subsidiary Guarantors (as that term is defined in the Registration Statement), including the NH Subsidiary Guarantors, with the Securities and Exchange Commission (the "Commission") relating to the Company's offer to exchange $150 million aggregate principal amount of its 8 1/4% Senior Subordinated Notes due 2013 (the "New Notes"), which are being registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like amount of its outstanding 8 1/4% Senior Subordinated Notes due 2013, which were issued in a private placement pursuant to Rule 144A and Regulation S under the Securities Act (the "Old Notes"), all as more fully described in the Registration Statement. The New Notes will be issued under the Indenture, dated as of August 12, 2003, as supplemented by the First Supplemental Indenture dated as of September 30, 2003, the Second Supplemental Indenture dated as of December 9, 2003, and the Third Supplemental Indenture dated as of December 24, 2003 (collectively, the "Indenture"), among the Company, the Subsidiary Guarantors and Wachovia Bank, National Association, as trustee (the "Trustee"), and as contemplated by the Registration Rights Agreement dated as of August 12, 2003 among the

Company, the Subsidiary Guarantors, and Wachovia Capital Markets, LLC (the "Registration Rights Agreement"). The Old Notes were issued under the Indenture on August 12, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture. Casco International, Inc., Monadnock Lifetime Products, Inc., and Monadnock Police Training Council, Inc., each of which is a New Hampshire corporation, are collectively referred to herein as the "NH Subsidiary Guarantors" and individually as a "NH Subsidiary Guarantor," and the guarantees provided for in the Indenture by the NH Subsidiary Guarantors are collectively referred to as the "Guarantees."

         In connection with this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement in the form filed with the Commission on January 7, 2004 and the Amendment in the form to be filed with the Commission as of the date hereof; (ii) the articles of incorporation and/or records of organization, as the case may be, as currently in effect, of each of the NH Subsidiary Guarantors; (iii) the By-laws, as currently in effect, of each of the NH Subsidiary Guarantors; (iv) the Indenture; (v) the Registration Rights Agreement; (vi) the form of the Old Notes and the proposed form of the New Notes; (vii) resolutions of the Board of Directors of each of the NH Subsidiary Guarantors relating to, among other things, the issuance and exchange of the New Notes for the Old Notes and the filing of the Registration Statement; and (viii) other records of the NH Subsidiary Guarantors' corporate proceedings and such other records and documents that we have deemed necessary for purposes of this opinion. We also have examined and relied, without independent verification, upon such other documents, corporate records, certificates, instruments and other information as to certain factual matters material to this opinion as we have deemed necessary or appropriate as a basis for the opinions set forth below.

         In our examination, we have assumed the legal capacity of all natural persons; the genuineness of all signatures; the authenticity of all documents submitted to us as originals; the conformity to original documents of all documents submitted to us as certified or photostatic copies or submitted to the Commission in connection with reporting requirements; the authenticity of the originals of such latter documents; that the financial condition of the NH Subsidiary Guarantors at all relevant times was, and will be, such as to permit the authorization, execution and performance of the Guarantees under applicable law; the due authorization of the Indenture, the Registration Rights Agreement, the Old Notes and the New Notes (collectively the "Documents") by all parties thereto other than the NH Subsidiary Guarantors; the due execution and delivery of the Documents by all parties thereto, including the NH Subsidiary Guarantors; the enforceability of each of the Documents in accordance with their respective terms as against all parties thereto, including the NH Subsidiary Guarantors; that the execution, delivery and performance of the Documents by the parties thereto do not and will not violate or breach any other agreement, instrument or document of such party or, except to the extent of the specific opinions rendered herein with respect to the NH Subsidiary Guarantors, violate or conflict with any law, rule or regulation applicable to such party; and that the Old Notes and the New Notes conform to the forms thereof provided to us. As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of the NH Subsidiary Guarantors, public officials and others.

         Based upon and subject to the foregoing and the statements contained herein, and having due regard for such legal considerations as we deem relevant, we are of the opinion that:

         1. Each of the NH Subsidiary Guarantors is a corporation validly existing and in good standing under the law of the State of New Hampshire.

         2. Each of the NH Subsidiary Guarantors has all requisite corporate power and corporate authority under the New Hampshire Business Corporation Act (NH RSA 293-A:1.01 et. seq.) to own and operate its properties, to carry on its business as now conducted and to perform its obligations under the Guarantees.

         3. The execution and delivery of the Indenture by each of the NH Subsidiary Guarantors and the performance of each NH Subsidiary Guarantor's obligations under the Guarantees have been duly authorized by all requisite corporate action on the part of each NH Subsidiary Guarantor.

         4. When the Commission declares the Registration Statement effective and the New Notes have been duly executed, authenticated, issued and delivered in accordance with the terms of the Indenture and the Registration Rights Agreement against exchange for the Old Notes pursuant to the terms set forth in the Registration Statement, the New Notes will be entitled to the benefit of the Guarantees as provided in the Indenture.

         We are qualified to practice law in the State of New Hampshire and do not purport to be experts on, or to express any opinion herein concerning any law other than, the laws of the State of New Hampshire, including the New Hampshire Business Corporation Act.

         This opinion letter is limited to the specific legal matters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. This letter speaks only as to the facts as they presently exist as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations.

         This opinion is rendered solely for your benefit and for the benefit of those persons participating in the Exchange Offer. We consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion filed as an exhibit to the Registration Statement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity or for any other purpose.

                                     Very truly yours,

                                     SHEEHAN PHINNEY BASS + GREEN, P.A.


                                     /s/ Sheehan Phinney Bass + Green, P.A.

                                    EXHIBIT D

                   LETTERHEAD OF INGLIS, LEDBETTER & GOWER LLP
                        888 WEST SIXTH STREET, 8TH FLOOR
                          LOS ANGELES, CALIFORNIA 90017



February 19, 2004




Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

         Re: Registration Statement on Form S-4 of Armor Holdings, Inc.

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and the Subsidiary Guarantors (as defined below) in connection with preparation of the Registration Statement on Form S-4, File No. 333-111742 (the "Registration Statement"), filed on January 7, 2004, on behalf of the Company, the Subsidiary Guarantors and the other subsidiary guarantors of the Company listed in the Registration Statement (the "Additional Subsidiary Guarantors") with the Securities and Exchange Commission (the "Commission") and Amendment No. 1 thereto filed on the date hereof (the "Amendment") relating to the Company's offer to exchange $150 million aggregate principal amount of its 8 1/4% Senior Subordinated Notes due 2013 (the "New Notes"), which is being registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 8 1/4% Senior Subordinated Notes due 2013, which were issued in a private placement pursuant to Rule 144A and Regulation S under the Securities Act, (the "Old Notes"), all as more fully described in the Registration Statement and the Amendment. The New Notes will be issued under the Indenture, dated as of August 12, 2003, as supplemented by the First Supplemental Indenture dated as of September 30, 2003, as further supplemented by the Second Supplemental Indenture dated as of December 9, 2003, and as further supplemented by the Third Supplemental Indenture dated as of December 24, 2003, (collectively, the "Indenture"), among the Company, the Subsidiary Guarantors, the Additional Subsidiary Guarantors and Wachovia Bank, National Association, as trustee (the "Trustee"). The Old Notes were issued under the Indenture on

August 12, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the prospectus (the "Prospectus") contained in the Registration Statement. NAP Properties, Ltd., a California Limited Partnership, NAP Property Managers, LLC, a California Limited Liability Company, Safari Land Ltd., Inc., a California corporation, Safariland Government Sales, Inc., a California corporation, and Hatch Imports, Inc., a California corporation, are collectively referred to as the "Subsidiary Guarantors," and the guarantees by the Subsidiary Guarantors with respect to the New Notes are collectively referred to as the "Guarantees."

         In connection with this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement in the form filed on January 7, 2004, with the Commission and the Amendment in the form to be filed with the Commission as of the date hereof; (ii) the certificate of incorporation, the certificate of limited partnership or the certificate of formation, as the case may be, as currently in effect, of each of the Subsidiary Guarantors; (iii) the By-laws, operating agreements or the agreement of limited partnership, as the case may be, as currently in effect, of each of the Subsidiary Guarantors; (iv) the Indenture; (v) the form of the Old Notes and the New Notes; (vi) resolutions of the Board of Directors, the managing members or the partners, as the case may be, of each of the Subsidiary Guarantors relating to, among other things, the issuance and exchange of the New Notes for the Old Notes and the filing of the Registration Statement and the Amendment; and (vii) records of certain of the Subsidiary Guarantors' corporate proceedings as reflected in their respective minute books and other records and documents that we have deemed necessary for purposes of this opinion. We also have examined and relied upon such other documents, corporate records, certificates, instruments and other information, as we have deemed necessary or appropriate as a basis for the opinions set forth below.

         In our examination, we have assumed the legal capacity of all natural persons, genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of the Subsidiary Guarantors at all relevant times will be such as will permit the authorization, execution and performance for the Guarantees under applicable law. As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of the Subsidiary Guarantors, public officials and others.

         We have not examined the financial books and records of the Subsidiary Guarantors nor made any independent investigation to determine the existence of facts, except as described herein. As to questions of fact material to this opinion, we have relied, upon the representations of the Company and the Subsidiary Guarantors. Except as stated above, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our actual knowledge of the existence or absence of such facts should be drawn from this letter or our representation of the Subsidiary Guarantors. Further, you are not to infer that we have independently verified the accuracy of any representations or warranties of the Subsidiary Guarantors to you or any information contained in any Certificate of Officer or Director, of the Subsidiary

Guarantors or the compliance by the Subsidiary Guarantors with any covenant existing in any document.

         Based upon and subject to the foregoing and subject to the assumptions, qualifications and limitations set forth herein, we are of the opinion that:

         1. Each of the Subsidiary Guarantors is validly existing and in good standing under the law of the State of California.

         2. Each of the Subsidiary Guarantors has all requisite power and authority under California law to own and operate its properties and carry on its business as now conducted and to perform its obligations under the Guarantees.

         3. The execution and delivery of the Guarantees by each of the Subsidiary Guarantors and the performance of each of the Subsidiary Guarantors' obligations under the Guarantees have been duly authorized by all requisite action on the part of each of the Subsidiary Guarantors.

         4. The Guarantees will be the valid and binding obligations of the Subsidiary Guarantors entitled to the benefits of the Indenture.

         We are qualified to practice law in the State of California and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the State of California and the General Corporation Law of the State of California.

         This opinion letter is limited to the specific legal matters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations. We consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion filed as an exhibit to the Amendment.

                                         Very truly yours,


                                         /s/ Richard G. Ritchie
                                         Richard G. Ritchie
                                         Inglis, Ledbetter & Gower LLP

RGR:yj

                                    EXHIBIT E

                       LETTERHEAD OF LAWSON & WEITZEN LLP
                        88 BLACK FALCON AVENUE, SUITE 345
                           BOSTON, MASSACHUSETTS 02210



                                February 19, 2004



Armor Holdings, Inc.
1400 Marsh Landing Parkway
Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

         Re: Registration Statement on Form S-4 of Armor Holdings, Inc.

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and Pro-Tech Armored Products of Massachusetts, Inc. ("Pro-Tech"), one of the Subsidiary Guarantors listed on Exhibit A hereto (the "Subsidiary Guarantors") in connection with the preparation of the Registration Statement on Form S-4, File No. 333-111742 (the "Registration Statement"), filed on January 7, 2004 on behalf of the Company and the Subsidiary Guarantors with the Securities and Exchange Commission (the "Commission") and Amendment No. 1 thereto filed on the date hereof (the "Amendment") relating to the Company's offer to exchange $150 million aggregate principal amount of its 8 1/4% Senior Subordinated Notes due 2013 (the "New Notes"), which is being registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 8 1/4% Senior Subordinated Notes due 2013, which were issued in a private placement pursuant to Rule 144A and Regulation S under the Securities Act (the "Old Notes"), all as more fully described in the Registration Statement and the Amendment. The New Notes will be issued under the Indenture, dated as of August 12, 2003, as supplemented by the First Supplemental Indenture dated as of September 30, 2003, as further supplemented by the Second Supplemental Indenture dated as of December 9, 2003, and as

February 19, 2004
Page 2

further supplemented by the Third Supplemental Indenture dated as of December 24, 2003 (collectively, the "Indenture"), among the Company, the Subsidiary Guarantors and Wachovia Bank, National Association, as trustee (the "Trustee"). The Old Notes were issued under the Indenture on August 12, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the prospectus (the "Prospectus") contained in the Registration Statement. The guarantee by Pro-Tech with respect to the New Notes is referred to as the "Guarantee."

         In delivering this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, and relied upon (i) the Registration Statement in the form filed with the Commission on January 7, 2004 and the Amendment in the form to be filed with the Commission as of the date hereof; (ii) the Articles of Organization, as currently in effect, of Pro-Tech; (iii) the By-laws, as currently in effect, of Pro-Tech; (iv) the Indenture; (v) the form of the Old Notes and the New Notes;
(vi) Written Consent of the Board of Directors of Pro-Tech dated August 5, 2003 relating to, among other things, the issuance and exchange of the New Notes for the Old Notes and the filing of the Registration Statement and the Amendment;
(vii) Certificates of Legal Existence and Good Standing of Pro-Tech dated January 16, 2004 issued by the Secretary of the Commonwealth of Massachusetts (the "Massachusetts Certificates"); and (vii) certain representations made to us by Pro-Tech. We also have examined and relied upon such other documents, corporate records, certificates, instruments and other information, as we have deemed necessary or appropriate as a basis for the opinions set forth below.

         In our examination of such materials, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of Pro-Tech at all relevant times will be such as will permit the authorization, execution and performance of the Guarantee under applicable law. As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of Pro-Tech, public officials and others. In addition, we have also assumed that the transaction related to the exchange and issuance of the New Notes will be consummated in accordance with the terms of the documents and forms of documents described herein.

         Our opinion set forth below is further qualified to the extent that:

         1. We have not made any independent review of the laws of any jurisdiction other than the laws of the United States of America and the Commonwealth of Massachusetts. Accordingly, except as set forth below, we express no opinion herein as to the effect of the law

February 19, 2004
Page 3

of any state or jurisdiction other than the law of the United States of America and the Commonwealth of Massachusetts as applied by the courts of the Commonwealth of Massachusetts (without giving effect to rules regarding choice of law), as to which we have made such investigation as we have deemed appropriate.

         2. We have undertaken no factual investigation in any regard except as specifically provided herein. To the extent that our opinion relates to matters as to which governmental agencies have issued certificates, these opinions speak as of the respective dates of such certificates and opinions. Our opinion as to the legal existence and corporate good standing of Pro-Tech is based solely on the Massachusetts Certificates.

         3. This opinion is being given as of its date based upon the facts and assumptions set forth herein and upon existing law and interpretations thereof in effect on the date hereof, and no assurance can be given that there will not be subsequent changes in such facts and assumptions, or in such law and interpretations thereof, which may affect the conclusions set forth herein.

         4. This opinion is issued solely for the benefit of the addressees hereof in connection with the Registration Statement and the Amendment, and may not be published or communicated by you to any other person for any purpose without our prior written approval and may not be relied upon by any other person for any purpose or by you for any other purpose.

         Based upon and subject to the foregoing and the statements contained herein, we are of the opinion that:

         1. Pro-Tech is a corporation duly incorporated, validly existing and in good standing under the law of the Commonwealth of Massachusetts.

         2. Pro-Tech has all requisite corporate power and corporate authority under Massachusetts law to own and operate its properties and carry on its business as now conducted and to perform its obligations under the Guarantee.

         3. The execution and delivery of the Guarantee by Pro-Tech and the performance of Pro-Tech's obligations under the Guarantee have been duly authorized by all requisite corporate action on the part of Pro-Tech,

         4. The Guarantee will be the valid and binding obligation of Pro-Tech entitled to the benefits of the Indenture.

February 19, 2004
Page 4

         We are qualified to practice law in the Commonwealth of Massachusetts and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the Commonwealth of Massachusetts and the General Corporation Law of the State of Delaware.

         This opinion letter is limited to the specific legal maters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations. We consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion filed as an exhibit to the Amendment.


                                                 Very truly yours,
                                                 LAWSON & WEITZEN LLP


                                                 By: /s/ Patricia Farnsworth
                                                     --------------------------
                                                     A Partner

                                    EXHIBIT A
                                    ---------



911EP, Inc.
AHI Bulletproof Acquisition Corp.
AHI Properties I, Inc.
AI Capital Corp.
Armor Brands, Inc.
ArmorGroup Services, LLC
Armor Holdings Forensics, Inc.
Armor Holdings GP, LLC
Armor Holdings LP, LLC
Armor Holdings Mobile Security, L.L.C.
Armor Holdings Payroll Services, LLC
Armor Holdings Products, Inc.
Armor Holdings Properties, Inc.
Armor Safety Products Company
ASD Capital Corp.
B-Square, Inc.
Break-Free Armor Corp.
Break-Free, Inc.
Casco International, Inc.
CCEC Capital Corp.
CDR International, Inc.
Defense Technology Corporation of America
Hatch Imports, Inc.
Identicator, Inc.
International Center for Safety Education,
Inc.
Monadnock Lifetime Products, Inc. (NH)
Monadnock Lifetime Products, Inc. (DE)
Monadnock Police Training Council, Inc.
NAP Properties, Ltd.
NAP Property Managers, LLC
Network Audit Systems, Inc.
New Technologies Armor, Inc

O'Gara-Hess & Eisenhardt Armoring Company,
L.L.C.
Pro-Tech Armored Products of Massachusetts,
Inc.
Ramtech Development Corp.
Safari Land Ltd., Inc.
Safariland Government Sales, Inc.
SAI Capital Corp.
Simula Aerospace & Defense Group, Inc.
Simula, Inc.
Simula Polymers Systems, Inc.
Simula Technologies, Inc.
Simula Transportation Equipment Corporation
Speedfeed Acquisition Corp.
The O'Gara Company

                                    EXHIBIT F

                LETTERHEAD OF PORTER, WRIGHT, MORRIS & ARTHUR LLP
                         ONE S. MAIN STREET, SUITE 1600
                             DAYTON, OHIO 45402-2028



                                February 19, 2004


Armor Holdings, Inc.
1400 Marsh Landing Parkway
Suite 112
Jacksonville, FL 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, NY 10019-4896

         Re: Registration Statement on Form S-4 of Armor Holdings, Inc.

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), in connection with the preparation of the Registration Statement on Form S-4, File No. 333-111742 (the "Registration Statement"), filed on January 7, 2004 on behalf of the Company and the subsidiary guarantors named therein (the "Subsidiary Guarantors") with the Securities and Exchange Commission (the "Commission") and Amendment No. 1 thereto filed on the date hereof (the "Amendment") relating to the Company's offer to exchange $150 million aggregate principal amount of its 8 1/4% Senior Subordinated Notes due 2013 (the "New Notes"), which is being registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 8 1/4% Senior Subordinated Notes due 2013, which were issued in a private placement pursuant to Rule 144A and Regulation S under the Securities Act, all as more fully described in the Registration Statement and the Amendment. The New Notes will be issued under the Indenture, dated as of August 12, 2003, as supplemented by the First Supplemental Indenture dated as of September 30, 2003, as further supplemented by the Second Supplemental Indenture dated as of December 9, 2003, and as further supplemented by the Third Supplemental Indenture dated as of December 24, 2003 (collectively, the "Indenture"), among the Company, the Subsidiary Guarantors and Wachovia Bank, National Association, as trustee (the "Trustee"). The Old Notes were issued under the Indenture on August 12, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the prospectus (the "Prospectus") contained in the Registration Statement. The O'Gara Company, an Ohio corporation, is referred to as the "Ohio Subsidiary Guarantor", and the guarantee by the Ohio Subsidiary Guarantor with respect to the New Notes is referred to as the "Guarantee". Our representation of the Company in connection with the Registration Statement, the

Amendment and transactions referred to therein is limited to the matters addressed herein relating to the Ohio Subsidiary Guarantor.

         In connection with this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement filed on January 7, 2004 and the Amendment in the form to be filed with the Commission on the date hereof; (ii) the certificate of incorporation, as amended, of the Ohio Subsidiary Guarantor;
(iii) the Code of Regulations and all amendments thereto of the Ohio Subsidiary Guarantor; (iv) the Indenture; (v) the form of the Old Notes and the New Notes;
(vi) resolutions of the Board of Directors of the Ohio Subsidiary Guarantor relating to, among other things, the issuance and exchange of the New Notes for the Old Notes and the filing of the Registration Statement and the Amendment;
(vii) records of certain of the Ohio Subsidiary Guarantor's corporate proceedings as reflected in its minute book and other records and documents that we have deemed necessary for purposes of this opinion; and (viii) the Certificate of the Secretary of State of the State of Ohio, with respect to the Ohio Subsidiary Guarantor, dated February 10, 2004, attesting to the continued corporate existence and good standing in Ohio, with respect to the Ohio Subsidiary Guarantor, and upon which we have solely relied in rendering the opinion set forth in Paragraph 1 below.

         The documents listed in Items (iv) and (v) above are hereinafter collectively referred to as the "Documents".

         In rendering the opinions set forth herein, we have examined the originals, or copies certified to our satisfaction, of such other corporate records of the Ohio Subsidiary Guarantor, certificates of public officials and of officers of the Ohio Subsidiary Guarantor, and such agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below. In rendering the opinion, we have relied partially or solely upon a certificate of an officer of the Ohio Subsidiary Guarantor (which embodies discussions with such officer), a copy of which is attached hereto (the "Officer's Certificate"). In rendering the opinions set forth herein, we have also relied upon the representations and warranties of the Ohio Subsidiary Guarantor in the Documents and upon the Secretary's Certificates and other certificates of the Ohio Subsidiary Guarantor delivered pursuant to the Documents, Registration Statement, the Amendment and this opinion letter.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of the Ohio Subsidiary Guarantor at all relevant times will be such as will permit the authorization, execution and performance of the Guarantee under applicable law. As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of the Ohio Subsidiary Guarantor, public officials and others. We have further assumed the completeness and the conformity to the original documents of all documents submitted to us as photostatic or facsimile copies, the authenticity of originals of such documents, and the genuineness of the signatures appearing thereon. We have further assumed that you have considered the applicability to the transactions contemplated by the Documents of fraudulent transfer and conveyance laws, as to which we express no opinion.

         In addition, we have assumed that (a) none of the Documents listed or referred to above have been amended by oral or written agreement or by the conduct of the respective parties thereto, (b) none of the information contained in any of the Documents, the Registration Statement or the Amendment reviewed by us contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading, and (c) no fraud exists with respect to any of the matters relevant to the opinions hereinafter expressed; provided, however, to the best of our knowledge we have no reason to believe that any of such assumptions is incorrect.

       We note that the Documents provide that they are governed by the law of the State of New York. We have assumed, with your consent, that the law of the State of Ohio is identical to the law of New York in all respects material to our opinions expressed in paragraphs one through four below.

       Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

                  1. The Ohio Subsidiary Guarantor is validly existing and in good standing under the laws of the State of Ohio.

                  2. The Ohio Subsidiary Guarantor has all requisite corporate power and corporate authority under Ohio law to own and operate its properties and carry on its business as now conducted and to perform its obligations under the Guarantee.

                  3. The execution and delivery of the Guarantee by the Ohio Subsidiary Guarantor and the performance of the Ohio Subsidiary Guarantor's obligations under the Guarantee have been duly authorized by all requisite corporate action on the part of the Ohio Subsidiary Guarantor.

                  4. The Guarantee is a valid and binding obligation of the Ohio Subsidiary Guarantor entitled to the benefits of the Indenture.

         The opinions set forth herein are subject to the following additional qualifications, assumptions and exceptions:

                  (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally;

                  (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (c)   provisions of the Documents may be unenforceable where
                        (i) the breach of such provisions imposes restrictions or burdens upon the obligees, and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the obligee, (ii) the obligee's enforcement of such provisions under the circumstances would violate the obligee's implied covenant of good faith and fair dealing, or (iii) the breach of such provision is not a material breach of a material covenant or provision;

                  (d) the effect of statutes and rules of law which cannot be waived prospectively by an obligor;

                  (e) The enforceability of: (a) self-help provisions (including provisions granting a power of attorney or provisions authorizing the use of force or a breach of peace in enforcing rights or remedies), (b) provisions relating to the collection of attorney fees or costs incurred by another party to enforce any contractual obligation, (c) provisions which purport to establish evidentiary standards, (d) provisions relating to waivers of rights or remedies (or the delay or omission of enforcement thereof), disclaimers, liability limitations or indemnifications, provisions, releases of legal or equitable rights (including the right to a jury trial), submission to the jurisdiction and venue of a court, liquidated damages (including provisions which may operate as a penalty) or the creation of rights and remedies not permitted under applicable law or contrary to public policy or (e) provisions which purport to prohibit, restrict or limit the ability of a person to transfer rights or interests in property; and

                  (f) "knowledge" as used herein means the current actual knowledge of those lawyers in this firm engaged in the substantive representation with respect to the transaction to which this opinion relates including William J. Kelly, Jr., Esq. and Charles Y. Kidwell, Jr., Esq.

         We are qualified to practice law in the State of Ohio and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the State of Ohio, and the federal laws of the United States of America, and the opinions rendered herein are limited to such laws of the State of Ohio, and the federal laws of the United States of America which, based upon our experience, are generally applicable to transactions of the type set forth in the Documents, the Registration Statement and the Amendment. We express no opinion as to any federal or state securities laws or any local laws.

         This opinion is rendered solely for your benefit for purposes and use in connection with the Registration Statement and the Amendment and may not be relied upon by any other person or entity other than Armor Holdings, Inc. and Kane Kessler, P.C. This opinion is provided to you as of the date hereof solely for the purposes of complying with your requirements in connection with the Registration Statement and the Amendment. We consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion to be filed as an exhibit to the Amendment. This opinion may not be quoted in whole or in part or otherwise referred to in any report or document furnished to any person or entity other than as an exhibit to the Kane Kessler, P.C. opinion to be filed as an exhibit to the Amendment without our prior written consent. This opinion is limited to the matters expressly set forth herein, and no opinion is to be implied or may be inferred beyond the matters expressly so stated. We disclaim any requirement to update this opinion subsequent to the date hereof or to advise you of any change in any matter set forth herein.

                                        Very truly yours,

                                        PORTER, WRIGHT, MORRIS & ARTHUR, LLP
                                        /s/ Porter, Wright, Morris & Arthur, LLP

                                    EXHIBIT G

                       LETTERHEAD OF SNELL & WILMER L.L.P.
                               ONE ARIZONA CENTER
                           PHOENIX, ARIZONA 85004-2202


                                February 19, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway
Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), with regard to aspects of Arizona law related to the Company's subsidiaries listed on attached Exhibit A (the "Arizona Subsidiary Guarantors"), in connection with their guarantees (the "Guarantees") of the Company's 8 1/4 % Senior Subordinated Notes due 2013 in the aggregate principal amount of $150 million (the "New Notes"), with respect to which the Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-4, File No. 333-111742, on January 7, 2004 (the "Registration Statement") under the Securities Act of 1933, as amended, and intends to file Amendment No. 1 to the Registration Statement with the Commission on the date hereof (the "Amendment"). The Company intends to offer in exchange for its outstanding 8 1/4% Senior Subordinated Notes due 2013, which the Company issued in a private placement (the "Old Notes") pursuant to that certain Indenture dated as of August 12, 2003, as supplemented by the First Supplemental Indenture dated as of September 30, 2003, the Second Supplemental Indenture dated as of December 9, 2003, and the Third Supplemental Indenture dated as of December 24, 2003 (collectively, the "Indenture"), among the Company, the Subsidiary Guarantors (as defined in the Indenture) and Wachovia Bank, National Association, as trustee (the "Trustee").

         In rendering this opinion, we have examined the following documents:

         i.    the Indenture, which includes the Guarantees;

         ii.   the Registration Statement and the Amendment;

         iii. the articles of incorporation of each Arizona Subsidiary Guarantor as currently in effect;

         iv. the bylaws of each Arizona Subsidiary Guarantor as currently in effect;

         v.    the form of the Old Notes;

         vi.   the form of the New Notes;

         vii. the Certificate of Officer in Support of Legal Opinion Letter attached as Exhibit B;

         viii. signed unanimous written consents of the board of directors and the stockholder(s) of each Arizona Subsidiary Guarantor relating to, among other things, the Guarantees, the issuance and exchange of the New Notes for the Old Notes and the filing of the Registration Statement and the Amendment (collectively, the "Transactions");

         ix. records of certain of the Arizona Subsidiary Guarantors corporate proceedings as reflected in their respective minute books and other records and documents that we have deemed necessary for purposes of rendering this opinion; and

         x. such other documents, corporate records, certificates, instruments and other information, as we have deemed necessary or appropriate as a basis for the opinions set forth below.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, that all documents accurately describe and contain the mutual understanding of the parties, that there are no oral or written statements or agreements that modify, amend, or vary or purport to modify, amend, or vary, any of the terms of such documents, that the Company and the Arizona Subsidiary Guarantors own all properties, assets and rights purported to be owned by each of them respectively, the financial condition of the Arizona Subsidiary Guarantors at all relevant times will be such as will permit the authorization, execution, delivery and performance of the Guarantees under applicable law, and that the application of Arizona law will not be contrary to a fundamental policy of the laws of any other state with which the parties may have contact in connection with the Transactions and the related agreements. We have further assumed that each Arizona Subsidiary Guarantor is in full compliance with all of its covenants and obligations under the Indenture and that each Arizona Subsidiary Guarantor has paid all income taxes, fines, jeopardy or fraud assessments and interest due from it and payable to the State of Arizona. As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of the Arizona Subsidiary Guarantors, public officials and others.

         Based upon the foregoing and subject to the limitations expressed herein, we are of the opinion that:

              1. Each Arizona Subsidiary Guarantor is a corporation, validly existing and in good standing under the laws of the State of Arizona.

              2. Each Arizona Subsidiary Guarantor has the requisite corporate power and corporate authority under Arizona law to own and operate its properties and carry on its business as, to our knowledge, such business is now conducted and to perform its obligations under the Guarantee.

              3. The execution and delivery of the Guarantees by each Arizona Subsidiary Guarantor and the performance of its obligations under the Guarantees have been duly authorized by all requisite corporate action on the part of such Arizona Subsidiary Guarantor.

              4. The Guarantees are valid and binding obligations of the Arizona Subsidiary Guarantors entitled to the benefits of the Indenture.

         The opinions set forth above are subject to the following qualifications and limitations:

              a. the enforceability of the Guarantees may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally;

              b. the enforceability of the Guarantees is subject to general principles of equity;

              c. the enforceability of the Guarantees is further subject to the qualification that certain waivers, procedures, remedies, and other provisions of the related agreements may be unenforceable under or limited by the laws of the State of Arizona;

              d. the enforceability of the Guarantees under the laws of the State of Arizona may be limited by issues of usury, which we have not considered and we exclude from the scope of our opinion;

              e. in our examination of official records, we have been made aware of the fact that the following Arizona Subsidiary Guarantors have commenced dissolution proceedings: AI Capital Corp., ASD Capital Corp., CCEC Capital Corp., SAI Capital Corp., and Simula Transportation Equipment Corporation; and

              f. As used herein, the phrase "to our knowledge" or any similar statement means in the actual knowledge of the Snell & Wilmer L.L.P. lawyers actively involved in rendering this opinion or actively involved within the last three months in providing legal services to the Company.

         We are qualified to practice law in the State of Arizona and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the State of Arizona. The Indenture states that it is to be governed by the laws of the State of New York. We are not familiar with these laws and render no opinion about them. For purposes of our opinion, we have assumed with your consent that the Transactions and related agreements will be governed by the laws of the State of Arizona, notwithstanding their express terms. We express no opinion about which law will actually govern the Transactions and related agreements.

         This opinion letter is limited to the specific legal matters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. The opinions expressed in this letter speak only as of the date hereof and are based upon the law in effect on the date hereof, and we assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision, or otherwise.

         This opinion is being furnished to you solely for your benefit and only with respect to the Guarantees. Accordingly, it may not be used, circulated, relied upon by or quoted to any person or entity without, in each instance, without our prior written consent. We consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion filed as an exhibit to the Amendment.
                                                     Very truly yours,


                                                     Snell & Wilmer L.L.P.
                                                     /s/ Snell & Wilmer L.L.P.



Enclosure

                                    EXHIBIT A
                                    ---------

                          ARIZONA SUBSIDIARY GUARANTORS
                          -----------------------------

1.  AI Capital Corp.
2.  ASD Capital Corp.
3.  CCEC Capital Corp.
4.  International Center for Safety Education, Inc.
5.  SAI Capital Corp.
6.  Simula Aerospace & Defense Group, Inc.
7.  Simula, Inc.
8.  Simula Polymers Systems, Inc.
9.  Simula Technologies, Inc.
10. Simula Transportation Equipment Corporation